Monday, June 18, 2007
Host America Corporation
Welcome to the 2006 Annual
Shareholder Meeting

Results of Voting for Agenda Items
• Chairman to Appoint Inspector of Elections
• Inspector Of Elections Results:
* To elect one nominated Class III director to serve until the 2009
    Annual Meeting of Shareholders

* To ratify the selection of Mahoney Cohen & Company, CPA, P.C.
    as our independent registered public accounting firm for the fiscal year 2007

Broadridge
51 Mercedes Way
Edgewood, NY., 11717

Broadridge

HOST AMERICA CORPORATION

ANNUAL MEETING: 06/18/2007

AS REQUESTED, WE HAVE TABULATED THE VOTE CAST FOR THE ANNUAL MEETING OF THE SHAREHOLDERS OF HOST AMERICA CORPORATION TO BE HELD ON JUNE 18, 2007. THE RESULTS OF THIS TABULATION ARE AS FOLLOWS:

Voting Results as of: 06/15/2007

Voting Power:	Total:
TOTAL OUTSTANDING:	10,773,181
TOTAL SHARES VOTED:	7,647,257
QUORUM TO DATE:	70.98%

Profile of Shares Voted
Banks 0.28%
Registered 29.00%
Brokers 70.72%

IN ACCORDANCE WITH OUR CUSTOMARY PROCEDURES, WE HAVE EXAMINED THE PROXIES RECEIVED, BUT DO
NOT GUARANTEE THE GENUINENESS OF THE SIGNATURES THEREOF, OR ASSUME ANY RESPONSIBILITY FOR THE
LEGALITY OF ANY PROXY.
SINCENERLY,
MICHAEL SCANLON
DIRECTOR, VOTING SERVICES

Broadridge
51 Mercedes Way
Edgewood, NY. 11717

Broadridge™

PROPOSAL #001 ELECTION OF DIRECTOR - NOMINEE: NICHOLAS TROIANO

***	FOR	AGAINST	ABSTAIN	BNV
BENEFICIAL COMMON	5,388,921	39,630	1,019	
REGISTERED COMMON	1,925,835	24,685	500	
SERIES B PREFERRED	266,667	0	0	
TOTAL SHARES VOTED	7,581,423	64,315	1,519	
% OF VOTED	99.13%	0.84%	0.01%	
% OF OUTSTANDING	70.37%	0.59%	0.01%	

PROPOSAL #002 RATIFICATION OF AUDITORS: MAHONEY COHEN & COMPANY, CPA, P.C.

***	FOR	AGAINST	ABSTAIN	BNV
BENEFICIAL COMMON	5,402,209	24,613	2,748	
REGISTERED COMMON	1,951,020	0	0	
SERIES B PREFERRED	266,667	0	0	
TOTAL SHARES VOTED	7,619,896	24,613	2,748	
% OF VOTED	99.64%	0.32%	0.03%	
% OF OUTSTANDING	70.73%	0.22%	0.02%

Board of Directors
Board and Committee Members to be ratified at the
next Annual Board of Directors meeting

In Attendance for the meeting is:
•

Chairman of the Board: Patrick Healy, Ph.D.
•

Directors: Nicholas Troiano, Gilbert Rossomando and
     David Murphy
•

Absent is John D’Antona
•

Anne Ramsey has not been nominated to serve
•

CEO & President: David Murphy
•

CFO and Corporate Secretary:  Michael C. Malota

Monday, June 18, 2007
Host America Corporation
FISCAL YEAR 2006
Discussion

Achievements / Milestones
•

Created Stronger Corporate Guidance Culture
•

Returned to Current Status on Financial Reporting
•

Sherwin and Coastline Litigation Settled
•

Increased Revenue Growth in a Challenging Corporate
      Environment
•

Converted Approximately $7.8M of Laurus Debt into
      1.5M Common Shares into Float
•

Designed, Built and Tested the EnerLume-EM™
•

EnerLume-EM™ Trademarked, UL & CUL Listed

Issues still outstanding
•

SEC - Fully complied in a timely manner
•

Ramsey Arbitration
•

Class Action - Federal: See current SEC filings
      and preliminary settlement agreement
•

State Cases - Derivative and Security Claim

ENERLUME | EM™

Fluorescent Lighting Energy Management

Product Development
•

Lightmaster - Old Prototype
•

EnerLume-EM™ - Fluorescent Light
     Energy Manager
–

Pyramid Technologies
•

Safety
•

Manufacturability - UL Listed
•

Ease of commissioning
•

Remote Access
•

Patentable
•

Affordable

 * Questions on 2006

 * Adjourn Meeting

ENERLUME | EM™

Fluorescent Lighting Energy Management

Host America

Thank You for attending
the 2006 Annual
Shareholders Meeting

ENERLUME | EM™

Fluorescent Lighting Energy Management

All are welcome to stay
and join us for our view
on 2007

2007 PRESENTATION
SAFE HARBOR STATEMENT
This Presentation contains “forward-looking statements” within the meaning of the
Private Securities Litigation Reform Act of 1995. “Forward-looking statements” are those statements that describe management’s beliefs and expectations about the future. Although we believe these expectations are reasonable, our operations involve a number of risks and uncertainties, including those described in the “Risk
Factors” section of our 2006 Annual Report on Form 10-K.
The Company’s actual results could differ materially from those discussed in any forward-looking statements included in this Presentation.
We have used the words “anticipate,” “believe,” “could,” “estimate,” “expect,”
“intend,” “may,” “will,” “plan,” “predict,” “project” and similar terms and phrases, including references to assumptions, in this Presentation to identify forward‑looking statements.  These forward‑looking statements are made based on expectations and beliefs concerning future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that could cause our actual results to differ materially from those matters expressed in or implied by these forward‑looking statements.

Certeran Mission Statement
•  Our mission is to lead the marketplace to the new
   levels of efficient utilization of utilities demanded
   by the economic cost of energy and the global
   demand for conservation.  We will research,
   develop and provide the customized products,
   services and responsible information expected of a
   business committed to the high technology
   demands of the energy management workplace.

Proposed Future Organization Chart

                        − Why Look At Lighting?
•

Lighting accounts for 40%-80% of
  electricity used in most facilities
•

Fluorescent Lighting with T8 ballasts and
  lamps is cost effective and reliable
•

EnerLume | EM™ saves electricity when
  added to existing T8 fluorescent lighting
  systems
•

Electric rates are skyrocketing

− The Product

                     − How It Works
•

Algorithm tells ballast when to draw
  power—when voltage is right
•

Maintains full, peak voltage for maximum
  light output
•

Ballasts draw when it’s efficient to do so
•

Increases ballast efficiency
•

Increases lighting system efficacy—more
  lumens per watt consumed

Beat the
Rate Hikes
Save Energy
Maintain Light
Great ROI
                     − Facility Needs
•

Survive Crippling
   Electric Rate
   Increases
•  Maintain Lighting
   Levels in work areas
•

Create an Affordable
   Solution

                     − Meeting the Needs
•

Programs Lights for Extra Savings
–

Windows based software allows
   programmable events
•

Three phases programmed separately
–

All three on with savings during work hours
–

Turn off two and program third for max
   savings at night
•

Turns all lights off when not
  needed—doesn't count on last person out
  to remember
•

Turns all lights on before people arrive

                     − Case Studies
•

Warehouse (New England)—Savings of
  18%
•

Retail Store (Midwest)—Savings of 19%
•

Hospital (Central Atlantic)
–

Savings while lights are on—30%
–

Additional savings by using programmed
  events to turn lights off—20%
–

Total savings—50%

                     − ROI
•

Nearly always less than 24 months
–

Add utility rebates − Often drops to 18
  months
–

Add tax deductions from EPACT Tax Act of
  2005 − Often drops to less than 12 months
–

Add tomorrow’s electric rates −
   Who knows?

                     − Key Benefits
•

Saves Energy
•

Needs no special ballasts
•

Maintains Light Levels
•

Allows programmable changes
•

Extends ballast life
•

Reduces A/C loading
•

Listed by UL/CUL

Low Hanging Fruit
                     − Sales
•

Previous lighting retrofit clients—T12’s to T8’s.
•

Previous or new clients with T12’s
–

Tie breaker for retrofit work
–

Door Opener
•

New clients with “recent” T8’s—Door Opener
•

Clients in the “high rate” areas:
–

Northeast
–

Florida
–

Texas
–

California

                     − Marketing Plan
•

Develop best practices by working with existing
   MCP’s & DCP’s
–

MCP / DCP Requirements
•

Install/survey force
•

Sales requirements
•

Inventory requirements
–

Marketing Materials
•

Brochure
–

“Grabber” (one page)
–

Formal (four pages)
•

PowerPoint Presentation
•

Installation manual
•

Sales Training manual

                     − Marketing Plan
•

With the MCP criteria and agreement
  developed; locate, interview, and sign
  more MCP’s / DCP’s
–

Priority given to:
•

Northeast
•

California
•

Texas
•

Florida
–

Balance to come from other High Rate
  States

                     − Marketing Plan
•

Direct MCP’s / DCP’s to end user account
  types with maximum simplicity and
  greatest chance of success:
–

Parking Garages
–

Distribution Centers & Warehouses
–

Retail Stores
–

Schools

                     − Marketing Plan
•

Exhibit at National Trade Shows (solicit
  MCP’s)
•

Support MCP’s at Regional Trade Shows

                     − Marketing Plan
•

Build website
–

Initially—information only
–

Later—interactive
•

Initiate SEO
•

Consider Pay-Per-Click

                     − Marketing Plan
•

Develop next “EM” product(s)
–

Complete specification and market study
–

Issue development contract
–

Continue to look for new product
  opportunities
•

Trade Shows
•

MCP / DCP / CP Salesmen
•

RS Services Observations
•

Magazines, Newspapers, Trade Journals

                     − ROI Tools
•

Rebates from Utilities
–

Fixtures are already fixed for 2007
–

EnerLume | EM™ is by installation
•

EPACT Tax Act of 2005
–

Reduction in KWH / FT2 often qualifies for 1st tier
  tax deduction
–

Full T12 to T8 retrofit with EnerLume | EM™ may
  qualify for 2nd tier tax deduction
–

For municipalities or non-profit organizations,
  deduction goes to installer!

                       − Marketing Accomplishments
•

Developed Marketing Strategy
–

Dropped “direct to end user” strategy
–

Engaged proven “user” sales strategy of
  capitalizing on pre-existing relationships
•

MCP’s and DCP’s regionally
•

Channel Partners and Branches locally
–

Aimed for the uncomplicated
  sale—possible due to huge installed base
  of T8’s

                     − Marketing Accomplishments
•

Created Literature
–

Formal 4 page Brochure
–

ESCO 1 page Flyer
–

User 1 page Flyer
•

Created PowerPoint Presentations
–

User
–

Sales Training
–

Technical Training
•

Published Reference List

                    − Marketing Accomplishments
•

Created Show Booth—20 feet
•

Trade Shows—Association of Energy
   Engineers (AEE) Series
–

Atlantic City, NJ—April 4-5, 2007
–

Long Beach, CA—June 6-7, 2007
–

Atlanta, GA—August 15-16, 2007
–

Austin, TX—March 19-20, 2008
–

Seattle, WA—May 14-15, 2008

                    − Marketing Accomplishments
•

Created Channel Partner Network
–

One Master and Four Direct Channel
  Partners
•

Fourteen DCP Branches
•

Eight Channel Partners
•

Created Website—www.enerlume.com
•

Established Ballast Testing Program
•

Gaining Utility Recognition for rebates

                     − Marketing Accomplishments
•

Completed Successful Installations:
–

Warehouse Chain
–

Bottling Plant
–

High School
–

University Physical Plant Building
–

Big Box Store
–

Manufacturing Plant
–

Major Hospital Research Center
•

Received commitments for many more
   demonstration sites

Financial Data
ENERLUME - EM™

ENERLUME | EM™

Fluorescent Lighting Energy Management

Anticipated Margins

•

Each MCP agreement requires an upfront
     inventory purchase requirement and to
     maintain annual inventory levels
•

Certeran Pricing to MCP
•

Wholesale pricing to CP’s is governed by
     the MCP
•

Retail pricing to end user varies upon
     market conditions
•

Our Margin is anticipated at 50% - 55%

Anticipated Profitability
•

Given that estimated Margin is anticipated at 50% -
      55% …
–

Anticipate monthly positive cash flow from
     operations by end of fiscal 2008
–

Anticipate overhead costs fully absorbed after
     approximately $7.5M in Enerlume-EM™ sales

Future Opportunities
ENERLUME - EM™

Thank You For Attending!